UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2012

LUCID, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	001-35379	16-1406957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2320 Brighton Henrietta Town Line Road, Rochester, NY	14623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 239-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2012, Lucid, Inc. (the “Company”) and Marcy Davis-McHugh, Corporate Vice President, Director of Administration and Secretary of the Company entered into a Separation Agreement, Including Release and Waiver of Claims (the “Separation Agreement”), pursuant to which the Company and Ms. Davis-McHugh have mutually agreed to terminate their employment relationship, effective January 10, 2012.  Pursuant to the terms of the Separation Agreement, Ms. Davis-McHugh will receive a cash payment of $253,000 in installments payable over a three-year period.  The foregoing description of the terms of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1         Separation Agreement, Including Release and Waiver of Claims, dated January 30, 2012, between Lucid, Inc. and Marcy Davis-McHugh

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCID, INC.

Date: February 3, 2012	By:	/s/ Martin J. Joyce
Martin J. Joyce
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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